JPMorgan Healthcare Conference

NASDAQ: HMSY

Robert M. Holster, CEO

Growth in Government Healthcare Spending

Sources: Centers for Medicare & Medicaid Services; Congressional Budget Office

$69

$121

$194

$342

$448

$676

$1,000

1980

1985

1990

1995

2000

2005

2010E

($ in billions)

Cost Containment for Government Healthcare

Cost avoidance

Coordination of benefits

Program integrity

1.08.2007 | JPMorgan Healthcare Conference

HMS·Holdings·Corp.

How We Do What We Do

Cost

Avoidance

Program

Integrity

Subrogation

Recoveries

Enrollment

Services

Government

Program

Beneficiaries

Health
Claims/
Encounters

Health

Insurance

Eligibility

Employment
Data

State/Federal
Regulations

Data mining technology and processes

1.08.2007 | JPMorgan Healthcare Conference

HMS•Holdings•Corp.

Current Highlights

Acquired primary competitor BSPA in September 2006

$80 million cash + 1.75 million shares

$15 million due September 2007

Borrowed $40 million; $10 million paid down

Consistent financial performance

17% average organic revenue growth since 2001

Steady adjusted EBITDA expansion:
22.0% (FY 2006) vs. 7.8% (FY 2001)

Market information

Market cap ~$375 million

Coverage by Stephens, Inc. and CJS Securities, Inc.

1.08.2007 | JPMorgan Healthcare Conference

HMS•Holdings•Corp.

EBITDA Reconciliation

        9,992                             19,000

Adjusted EBITDA

        1,035                              1,700

Share based compensation expense

        8,957                            17,300

Earnings before interest, taxes, depreciation
and amortization (EBITDA)

        5,028                            10,000

Depreciation and amortization

        2,230                              3,350

Income taxes

     (1,647)                                (650)

Interest (income)

        3,346                              4,600

Net income

12 months
ended
12/31/06

9 months
 ended
 9/30/06

$ in thousands

$ in millions
$ in millions

1.08.2007 | JPMorgan Healthcare Conference

HMS·Holdings·Corp.

Consistent Growth: 2006, 2007 Guidance

Revenue and Adjusted EBITDA

$0

$20

$40

$60

$80

$100

$120

$140

2001

2002

2003

2004

2005

LTM

Sept '06

2006E

2007E

0

5

10

15

20

25

30

35

40

Revenue

Adjusted

EBITDA

1.08.2007 | JPMorgan Healthcare Conference

HMS·Holdings·Corp.

Foundation for Future Growth

Managed Care Plans

State Agencies

Federal Programs

$ in billions

1.08.2007 | JPMorgan Healthcare Conference

HMS·Holdings·Corp.

Strategic Agenda: State Agencies

Payor of last resort

45 million beneficiaries

48 million uninsured

Broad client base

40 Medicaid agencies

20 other State programs

State share up 7.7% in 2006

GAO says 13% other coverage

CMS launches MIP initiative

Sources:  2003, 2004, and 2005 data: Centers for Medicare & Medicaid Services

                2006 data: White House Office of Management and Budget

Growth in Medicaid

$0

$50

$100

$150

$200

$250

$300

$350

$400

2003

2004

2005E

2006E

1.08.2007 | JPMorgan Healthcare Conference

HMS•Holdings•Corp.

State Medicaid Agency Clients

Boston

Harrisburg

Trenton

New York

Oakland

Austin

Boise

Charleston

Columbus

Dallas

Des Moines

Phoenix

Anchorage

Albany

Los Angeles

Atlanta

Raleigh

Reno

Sacramento

Charlotte

Tallahassee

Denver

HMSY Office

HMSY Client

In millions

1.08.2007 | JPMorgan Healthcare Conference

Strategic Agenda: Managed Care

Source: Centers for Medicare & Medicaid Services

0

5

10

15

20

25

1995

1997

1999

2001

2003

2005

2006E

Medicaid

Medicare

Lives in Managed Care

In millions

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HMS·Holdings·Corp.

HMSY Managed Care Penetration

Client Membership

0

1,000

2,000

3,000

4,000

5,000

6,000

7,000

8,000

Q4 2005

Q1 2006

Q2 2006

Q3 2006

Q4 2006E

Lives Under

Contract

Lives Generating

Revenue

$ in millions

1.08.2007 | JPMorgan Healthcare Conference

HMS·Holdings·Corp.

HMSY Managed Care

Revenue Growth

Revenue Growth

$0

$500

$1,000

$1,500

$2,000

$2,500

$3,000

Q4 2005

Q1 2006

Q2 2006

Q3 2006

Q4 2006E

$ in billions

1.08.2007 | JPMorgan Healthcare Conference

HMS·Holdings·Corp.

Strategic Agenda: Federal Programs

Source: Centers for Medicare & Medicaid Services

43 million beneficiaries

Medicare MSP Recovery Audit

New York, Florida pilots

National program by 2010

CMS focus on program integrity

Veterans Affairs

Growth in Medicare

$0

$50

$100

$150

$200

$250

$300

$350

$400

$450

2003

2004

2005E

2006E

1.08.2007 | JPMorgan Healthcare Conference

HMS·Holdings·Corp.

Add new services through
development & acquisition

Ride organic growth

Growth Strategy for 2007/2008

Expand scope

Increase yield

Strengthen regulatory framework

Add new clients

Investment Considerations

Medicaid and Medicare will surpass $1 trillion by 2010

Data integration, benefits coordination is complex

HMSY is the clear market leader

Barriers to entry are high

Revenue model is recurring

Pricing is performance based

1.08.2007 | JPMorgan Healthcare Conference

HMS·Holdings·Corp.

Appendix: EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization and adjusted EBITDA represents EBITDA adjusted for share based compensation expense. EBITDA is a measure commonly used by the capital markets to value enterprises. Interest, taxes, depreciation and amortization can vary significantly between companies due in part to differences in accounting policies, tax strategies, levels of indebtedness and interest rates. Excluding these items provides insight into the underlying results of operations and facilitates comparisons between HMSY and other companies. EBITDA is also a useful measure of the company’s ability to service debt and is one of the measures used for determining debt covenant compliance.  In addition, because of the varying methodologies for determining stock-based compensation expense, and the subjective assumptions involved in those determinations, we believe excluding stock-based compensation expense from EBITDA enhances the ability of management and investors to compare our core operating results over multiple periods with those of other companies.  Management believes EBITDA and adjusted EBITDA information is useful to investors for these reasons. Both EBITDA and adjusted EBITDA are non-GAAP financial measures and should not be viewed as an alternative to GAAP measures of performance. Management believes the most directly comparable GAAP financial measure is net income and has provided a reconciliation of EBITDA and adjusted EBITDA to net income in this presentation.

Appendix: Safe Harbor Statement

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of HMSY, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. The important factors that could cause actual results to differ materially from those indicated by such forward- looking statements include, but are not limited to (i) the information being of a preliminary nature and therefore subject to further adjustment; (ii) the uncertainties of litigation; (iii) HMSY’s dependence on significant customers; (iv) changing conditions in the healthcare industry which could simplify the reimbursement process and adversely affect HMSY’s business; (v) government regulatory and political pressures which could reduce the rate of growth of healthcare expenditures and/or discourage the assertion of claims for reimbursement against and delay the ultimate receipt of payment from third party payors; (vi) competitive actions by other companies, including the development by competitors of new or superior services or products or the entry into the market of new competitors; (vii) all the risks inherent in the development, introduction, and implementation of new products and services; and (viii) other risk factors described from time to time in HMSY’s filings with the SEC, including HMSY’s Form 10-K for the year ended December 31, 2005.  HMSY assumes no responsibility to update the forward-looking statements contained in this release as a result of new information, future events or otherwise. When/if used in this presentation, the words “focus,” “believe,” “confident,” “anticipate,” “expected,” “strong,” “potential,” and similar expressions are intended to identify forward-looking statements, and the above described risk s inherent therein.

NASDAQ: HMSY